EXHIBIT 10.10

FORM RL9	INSTRUMENT NO.

CAYMAN ISLANDS
The Registered Land Law (2004 Revision)
THIRD SCHEDULE
COLLATERAL CHARGE
(Collateral to A Debenture)

REGISTRATION SECTION	BLOCK	PARCEL
WEST BAY BEACH NORTH	11D	40
I/WE, CAYMAN WATER COMPANY LIMITED
HEREBY CHARGE my/our interest in the above mentioned title to secure the payment
to     DEXTRA BANK & TRUST CO. LTD.
of     198 North Church Street, George Town, Grand Cayman, Cayman Islands
of the principal sum of FIFTEEN MILLION SEVEN HUNDRED SEVENTY-ONE THOUSAND NINE HUNDRED NINETY-SEVEN UNITED STATES DOLLARS (US$15,771,997.00)
with interest at the rate as set out in Schedules A and B attached hereto, payable in accordance with the terms of Schedule A and B attached, subject to section 67 of the above law, unless hereby negatived, modified or added to. (Here set forth any variation, or make reference to an attached document).
     1)   Requests to Registrar
     2)   Schedule A
     3)   Schedule B
     The principal sum shall be repaid on demand and otherwise in accordance with Schedules A and B attached hereto together with any interest then due.
     And I/WE the above named Chargor(s) hereby acknowledge that we understand the effect of section 72 of the Registered Land Law, (2004 Revision).
Dated this 4th day of August 2006
CAYMAN WATER COMPANY LIMITED

Signed by the Chargor	Frederick W. McTaggart Greg McTaggart director director/secretary

in the presence of:-	Donald Miller DEXTRA BANK & TRUST CO. LTD.
Signed by the Chargee	Alex Wood Alitsia Finlayson director director/secretary

in the presence of:-	Donald Miller

FOR OFFICIAL USE ONLY
I, the Registrar of Lands in the Cayman Islands hereby certify that this document was received by me for registration on the .......................................... day of ...............200...... and that stamp duty assessed/adjudicated by me/Treasury at C.I.$..........and Land Registry fees at C.I.$......................................... relating thereto have been paid.
REGISTERED this                      day of                      200
.........................................
REGISTRAR OF LANDS, CAYMAN ISLANDS

CERTIFICATE OF IDENTIFICATION

CAYMAN WATER COMPANY LIMITED
By:
By:
Name................................................................................. .
I HEREBY CERTIFY that the above named person..................................................................................
appeared before me on the ........ day of July 2006 and
being identified by*......................................... (or being known to me)
acknowledged the above signature or mark to be his/theirs and that he/they had freely and voluntarily executed this instrument and understood its contents.
..................................................................................
Signature and designation of the person certifying
CERTIFICATE OF IDENTIFICATION
DEXTRA BANK & TRUST CO. LTD.
By:
By:
Name................................................................................. .
I HEREBY CERTIFY that the above named ..................................................................................
appeared before me on the ........ day of July 2006 and
being identified by*......................................... (or being known to me)
acknowledged the above signature or mark to be his/theirs and that he/they had freely and voluntarily executed this instrument and understood its contents.
..................................................................................
Signature and designation of the person certifying
CERTIFICATE OF IDENTIFICATION
Name................................................................................. .
I HEREBY CERTIFY that the above named ..................................................................................
appeared before me on the ........ day of ........................ 200 ........ and
being identified by*......................................... (or being known to me)
acknowledged the above signature or mark to be his/theirs and that he/they had freely and voluntarily executed this instrument and understood its contents.
..................................................................................
Signature and designation of the person certifying

*NOTE:	Please ensure that the appropriate insertions and/or deletions are made so that the method of identification is clear.

THE REGISTRAR OF LANDS IS HEREBY REQUESTED
a)	to register this Charge in favour of the Chargee;

b)	to note on the register that the attached schedule contains an agreement by the Chargor with the Chargee that the Chargor will not without first obtaining the prior written consent of the Chargee, sell, lease or sub-lease or agree to lease or sub-lease, charge, let or assign or transfer or otherwise part with the possession of the charged premises or any part thereof;

(c)	to note on the register that the right to tack and rank in priority to any subsequent charge is expressly reserved to the Chargee;

(d)	to note on the register that the attached Schedule reserved to the Chargee the right to consolidate this Charge with any other charge;

(e)	to note on the register that the attached Schedule contains an agreement by the Chargor with the Chargee that the Chargor will not without first obtaining the prior written consent of the Chargee create or purport or attempt to create any charge, incumbrance or mortgage which by virtue of any law or regulation will rank pari passu with or in priority to this Charge or second or subsidiary to this Charge.

SCHEDULE “A”
NOW THIS INSTRUMENT WITNESSETH as follows:-
1.	INTERPRETATION

Throughout this instrument unless the context otherwise requires the following expressions have the following meanings:-
a.	“The Chargor”, “the Guarantor” (if any) and “the Chargee” includes besides the parties hereto their respective personal representatives, successors in title and transferees.

b.	“The Principal” means the principal sum hereby advanced and secured and set out in Item Two (2) of the Schedule “B” hereto.

c.	“The Statute” means the Registered Land Law or any re-enactment thereof or any enactment amending the same.

d.	“The Board of Directors” means the Directors of DEXTRA BANK & TRUST CO. LTD. from time to time.

e.	“The Charged Premises” means the land the subject of this Charge as set out in Item Five (5) of the Schedule “B” hereto.

f.	“The Building” or “Buildings” means any building or erection erected on the Charged Premises whether or not permanently attached thereto and includes all fixtures and fittings and any chattels owned by the Chargor and used in or about the Charged Premises.
2.	COVENANTS BY THE CHARGOR

In consideration of the Principal lent and advanced by the Chargee to the Chargor at the request of the Chargor (the receipt whereof is hereby acknowledged), the Chargor HEREBY COVENANTS with the Chargee during the continuance of this security as follows:-
A.	TO PAY PRINCIPAL

To pay to the Chargee on the date specified in Item One (1) of the Schedule “B” in accordance with the terms of a Trust Deed made between the Chargee and Consolidated Water Co. Ltd., the Principal or such part thereof as shall then remain unpaid together with all interest at the rate set out in Item Three (3) of the Schedule “B” (subject as hereinafter provided) and all other monies hereby secured then remaining unpaid: and the Chargor HEREBY CHARGES the Charged Premises with the payment of such Principal and interest and all other monies hereby secured; and the Chargor shall on demand lawfully being made in writing by the Chargee requiring payment of the Principal or the balance thereof then outstanding and all interest and other monies hereby secured and signed on behalf of the Chargee by any of its officers thereunto authorized or by its Attorneys-at-Law, pay to the Chargee at the place aforesaid the Principal or the entire balance then outstanding and all interest and other monies hereby secured then outstanding.

B.	TO PAY INSTALLMENTS
(i)	Until payment in full of the Principal and of all such other monies hereby secured, to pay to the Chargee at the place aforesaid the sums on the dates specified in Item Four (4) of Schedule “B” hereto. Such monthly payments shall be applied FIRSTLY in satisfaction or on account of interest accrued on the Principal or such part thereof as shall for the time remain unpaid, which interest shall be computed at the rate specified in Item Three (3) of the said Schedule “B” from the date of payment of the Principal or any part thereof to the Chargor and SECONDLY in reduction of the Principal.

(ii)	All payments made under and pursuant to this Charge on account of Principal or interest or otherwise shall be made without set-off or counter-claim and free and clear of and without future taxes levies, rates, imposts, duties, deductions, withholdings or other charges of whatsoever nature.
C.	TO PAY RATES, TAXES AND OUTGOINGS

At all times duly and regularly to pay all rates, taxes, assessments and outgoings now or hereafter to become due and payable in respect of the Charged Premises and to produce on demand all receipts and vouchers in proof of such payments.

D.	REPAIRS ETC.

Sub-Section (c) of Section 67 of the Statute shall not apply to this Charge nor to any instrument of variation executed pursuant to this Charge and instead thereof the Chargor shall so long as any money remains owing on this Charge or any variation thereof keep the Buildings on the Charged Premises in good and substantial repair and condition to the satisfaction of the Chargee and to permit the Chargee or its agents with or without workmen and others at all reasonable times to enter into or upon the Charged Premises and examine the state and condition thereof and of the Building and to forthwith repair and make good all defects and wants of reparation of which notice in writing shall have been given to the Chargor by the Chargee AND IN CASE OF DEFAULT to permit the Chargee with or without workmen to enter on the Charged Premises and effect such repairs to the Building as the Chargee may consider necessary and on demand to pay to the Chargee all reasonable costs and expenses incurred in relation to any such inspection and or the effecting of such repairs and until payment by the Chargor such costs and expenses shall be treated as a further advance repayable with interest in manner herein provided and in such event the Chargor shall execute an instrument of variation pursuant to Section 69 of the above Statute upon such terms as the Chargee shall then require.

E.	RESTRICTIVE AGREEMENTS AND CONDITIONS

At all times to comply with the restrictive covenants (if any) endorsed on the Land Register for the Charged Premises or any Buildings thereon and not to use the Charged Premises or any Buildings thereon for any purpose other than that permitted by such restrictive covenants and not to alter or add to or cause to be altered or added to any Building structure or erection on the Charged Premises without the written consent of the Chargee first had and obtained.

F.	INSURANCE

Sub-Section (d) of Section 67 of the above Statute (and Sub-Section (j) thereof only so far as it relates to the said Sub-Section (d) shall not apply to this Charge or to any instrument of variation executed pursuant to this Charge and instead thereof the Chargor shall so long as any money shall remain owing on the security of this Charge or any variation thereof insure and keep insured in the joint names of the Chargor and Chargee any buildings or erections from time to time erected or in the course of erection of an insurable nature upon being or forming part of the Charged Premises (whether affixed to the freehold or not) with an insurance office of repute approved from time to time by the Chargee against loss or damage occasioned by fire (including fire occasioned by any of the undermentioned perils), lightning, (whether accompanied by fire or not), earthquake, hurricane, cyclone, tornado, windstorm, flood (including overflow of the sea), riot, strike, public liabilities and such other perils and on such other terms and conditions as the Chargee may from time to time deem fit for a sum not less than the full insurable value of the said buildings. The interest of the Chargee under the policy or policies of insurance to be effected on the buildings as hereinbefore provided shall for all purposes be deemed the primary interest in the said policies the subject matter thereof and the moneys payable thereunder shall be payable to the Chargee in priority to all other moneys that may from time to time become payable under any other policy of insurance of whatsoever class and wheresoever the same may be effected in any name or names whatsoever, other than that of the Chargee AND it is hereby agreed and declared that all monies received under or by virtue of any insurance as aforesaid whether received by the Chargor the Chargee or any receivers appointed by the Chargee (notwithstanding the provisions of Section 73(7) of the Statute) shall at the option of the Chargee either be forthwith applied in or towards substantially rebuilding reinstating or repairing the buildings or erections destroyed or damaged or in or towards payment of the moneys for the time being secured by these presents including any premiums paid under the aforesaid power and the Chargor DOTH HEREBY IRREVOCABLY APPOINT the Chargee the attorney for the Chargor during the subsistence of this security to collect and receive and give valid receipts and discharges for all moneys that may be or may become payable to the Chargor under any policies of insurance with full powers to adjust compromise and submit to arbitration and give receipts and acquittances for and compound all or any claims under every such policy of insurance and the said policy shall be deposited at the offices of the Chargee during the continuance of this security.

G.	TO PAY INSURANCE PREMIUMS

At all times to punctually pay every sum from time to time payable for keeping on foot every such insurance or within seven (7) days after the first day upon which it becomes payable and on demand deliver to the Chargee the policy or policies of such insurance duly endorsed as aforesaid or other proper evidence of the subsistence thereof and also on demand to deliver to the Chargee the receipts for or other sufficient evidence of repayment of every sum payable as aforesaid AND it is hereby agreed and declared that if the Chargor shall make default in any of the above matters the Chargee may insure and keep insured all or any of the Buildings in manner aforesaid and that the expense of so doing shall be paid by the Chargor to the Chargee on demand and in the meantime shall be added to the Principal sum and bear interest accordingly in manner herein provided and in such event the Chargor shall execute an instrument of variation pursuant to Section 69 of the Statute upon such terms as the Chargee shall then require.

H.	NOT TO SELL LEASE CHARGE ETC.

Sub-Sections (f) and (g) of Section 67 of the Statute shall not apply to this Charge nor to any instrument of variation executed pursuant to this Charge and instead thereof the Chargor shall not during the continuance of this security without prior consent in writing of the Chargee which consent shall not be unreasonably withheld sell lease charge let or otherwise part with the possession of the Charged Premises or the Buildings whether by license trust or otherwise and in the event of the Chargee giving consent to lease or let the said Charged Premises or the buildings and effects thereon to require the proposed lessee or tenant to enter into a covenant direct with the Chargee to pay the rent so accruing direct to the Chargee.

I.	NOT TO ASSIGN CHARGE

Not to assign or transfer this Charge to any purchaser, assignee, or other successor in title to the Charged Premises without the Chargee’s express consent in writing.

J.	NOT TO RANK PARI PASSU

Not to apply for or accept any loan which by virtue of any law or regulation will rank pari passu with or in priority to this security in respect of the Charged Premises the subject of this Charge nor to do any act which shall have the effect of diminishing or decreasing the value of the security hereby charged without first obtaining the written consent of the Chargee.

K.	NOT TO MAKE ALTERATIONS OR ADDITIONS

Not to without the written consent of the Chargee first had and obtained which consent shall not be unreasonably withheld make or permit or suffer to be made any material change or additions whatsoever in or to the Charged Premises or the Buildings the subject of this security or the use hereof.

L.	CHARGOR’S COSTS AND FEES

To pay the examination of the title herein and preparation of this Charge together with the Stamp Duty and registration fees now or hereafter payable on this Charge or any instrument of variation or discharge or partial discharge or power of attorney executed pursuant to this Charge and any such monies as aforesaid shall be recoverable from the Chargor as a debt, shall bear interest at the rate hereinbefore mentioned and shall be charged upon the property hereby charged.

M.	WHERE CHARGOR IS A COMPANY (ONLY)
(i)	Chargor’s Warranty

The Chargor hereby represents and warrants to the Chargee that it is duly incorporated and existing in good standing under the laws of the Cayman Islands (or under the laws of some other jurisdiction and duly registered to carry on business in the Cayman Islands) and that it is qualified to do business wherever necessary to carry on its present operations and that the making and performance of this Charge is within its corporate powers having been properly authorised by all necessary governmental and corporate approvals and does not contravene any law or any contractual restrictions binding on the Chargor and that the Charge is a legal valid and binding obligation of the Chargor enforceable against the Chargor in accordance with its terms and that there are not now any pending or threatened actions or proceedings before any court or administrative agency which may materially adversely affect the Chargor’s financial conditions and operations.

(ii)	Not to Change Corporate Structure

Not to reorganize, consolidate, merge or amalgamate with any other corporation or corporations or make or cause any change in the existing shareholdings without the prior written consent of the Chargee.
N.	CHARGOR’S POWER OF ATTORNEY

The Chargor further hereby covenants that the Chargor will on demand at the Chargor’s own cost and expense during the continuance of this Charge do and execute or cause to be done and executed all such instruments acts deed and things to perfect this security and to preserve and protect the rights and privileges of the Chargee granted by this Charge or by operation of law and to this end the Chargor hereby undertakes and agrees on demand to execute cause to be verified and deliver to the Chargee a power of attorney, in favour of the Chargee in form required by the Chargee to enable the Chargee to enter the same in the register of powers of attorney or with the consent of the Registrar of Lands to file a copy thereof certified by the Registrar of Lands in the file of powers of attorney.
3.	CHARGEE’S EXPENSES

Without prejudice to and in addition to any other remedy of the Chargee in respect thereof the Chargor HEREBY COVENANTS with the Chargee that on demand the Chargor will pay to the Chargee the amount of all the Chargee’s expenses incurred by the Chargee in relation to the security hereby constituted with interest thereon from the date when the Chargor becomes liable therefor until payment thereof at the rate for the time being payable hereunder in the manner hereby provided with regard to the payment of interest and the Chargor HEREBY CHARGES the Charged Premises with the payment of such expenses and the interest thereon and for the avoidance of doubt it is hereby declared that the expression “Chargee’s expense” includes not only all such expenses as would otherwise be allowable on the taking of an account between the Chargor and a Chargee but also (and in so far as they are not so allowable) includes all moneys, costs, charges and expenses paid and all liabilities incurred by the Chargee (including legal costs, charges and expenses ascertained as between Attorney-at-Law and own client) on or in connection with or incidental to the Charged Premises and security and without prejudice to the generality of the foregoing shall include all moneys, costs, charges and expenses paid and all liabilities incurred by the Chargee in or in connection with or incidental to, amongst other things:-
a.	Effecting any insurance whatever on or in connection with the Charged Premises or any part thereof;

b.	Inspecting surveying or obtaining any report of any nature or kind whatsoever on or in relation to the Charged Premises or any building or other erection or engineering work thereon or any part or parts thereof;

c.	Considering or enforcing or attempting to enforce any of the rights and powers hereby or by Law vested in the Chargee in relation to the Charged Premises or this security;

d.	Doing or considering any other matter or thing whatsoever which the Chargee may consider to be for the benefit, preservation or improvement of this security.
4.	VARIATION OF RATE OF INTEREST

Intentionally deleted.

5.	RIGHT TO PREPAY PRINCIPAL

Intentionally deleted.

6.	SERVICE OF NOTICE

Any demand or notice hereunder shall be properly and effectually made given and served on the Chargor at any time by letter or other instrument in writing signed by the Chargee or on its behalf by its Attorney-at-Law, agent, clerk or other person authorized either in writing or orally by the Directors and addressed to the Chargor and left in some conspicuous place on the Charged Premises or sent by registered post to his address appearing in the Land Register or to his address appearing in this Instrument or the address subsequently furnished by the Chargor to the Chargee and every such demand or notice sent by post as aforesaid shall be deemed to have been given and served on the fifth (5th) day following the posting thereof.

7.	WAIVER

That no neglect or omission on the part of the Chargee to take advantage of or enforce any right or remedy arising out of any breach non-observance or non-performance of any covenant or condition herein contained or by law implied, shall be deemed to be or operate as a general waiver of such covenant or condition or prejudice the right of the Chargee in enforcing or taking advantage thereof either original or recurring.

8.	LOSS

The Chargee shall not be answerable for any loss happening in or about the exercise or execution of any powers conferred on the Chargee howsoever or by Law implied or of any trusts connected thereto nor shall be deemed a Chargee in possession when entering in to inspect or to effect repairs or remedy breaches.

9.	MERGER

The taking of a judgment or judgments or any covenant or covenants herein contained shall not operate as a merger of the said covenant or covenants or affect the Chargee’s rights to interest at the rate and times herein set forth.

10.	SAFEKEEPING OF DOCUMENTS (IF ANY)

The Chargee shall be entitled to keep and retain all relevant documents referred to herein for the Charged Premises during the continuance of this security subject to production to the Registrar of Lands and any person or company approved by the Chargee from time to time at the request and cost of the Chargor to enable endorsements thereon of any transaction affecting the Charged Premises which may be subject or subsequent to this security PROVIDED HOWEVER that if the said documents held by the Chargee in relation to the said Charged Premises or these presents is and/or are destroyed or suffer damage as the result of any fire, Act of God, civil commotion or the Queen’s enemies the Chargee shall not be held liable for such loss or destruction nor shall the Chargee be called upon to obtain another original document or copy or copies of any of the said documents in place of those lost and/or destroyed as aforesaid. The Chargee however shall be entitled but not obliged to obtain another original document and/or certified copy or copies of the said documents and the costs and expenses if any incidental thereto shall be payable by the Chargor under the Chargor’s covenants herein.

11.	EVENTS OF DEFAULT

The provisions of Sections 72 and 75 of the Statute shall apply to this Charge subject to such modifications and additions and varied events as are herein contained if any other creditors of the Chargor shall proceed against the Charged Premises or any part thereof or if the Chargor shall commit a breach of any of the agreements and covenants on its behalf herein contained or implied and on the part of the Chargor to be kept observed and performed or if the Chargor shall become bankrupt or makes assignment of any composition for the benefit of the Chargor’s creditors or being a company goes into liquidation (other than a voluntary liquidation for the purposes of a reconstruction only the terms of which have been previously approved by the Chargee) or suffers the appointment of a receiver over any part of the Chargor’s assets and in addition to all other rights conferred on the Chargee it shall be lawful for the Chargee to enter into and upon the premises the subject of this security and to receive the rents and profits thereof to or for the Chargee’s own use and benefit or to make use of all or any of the Chargee’s present or future securities in such order and lawful or equitable manner as the Chargee may be advised.

12.	CHARGEE’S REMEDIES

Sections 72 and 75 of the Statute shall be varied in respect of this Charge and of any instrument of variation executed pursuant to this Charge so as to entitle the Chargee immediately upon default by the Chargor in payment of the whole or any part of any sum payable specified in Item Four (4) of the Schedule “B” or whenever there shall be any breach or non-observance of any covenants or conditions expressed or implied herein to serve on the Chargor notice in writing to pay the money owing or to perform and observe the agreement as the case may be and further so as to provide that if the Chargor does not comply within one month of the date of service of such notice the Chargee may thereupon without further notice either:-
(a)	appoint a receiver of the income of the Charged Premises; or

(b)	sell the Charged Premises without further notice by private treaty as well as by public auction; or

(c)	enter into possession of the charged property; or

(d)	in the event that the Chargee does appoint a receiver or enter into possession of the charged property, exercise its powers of sale or appointment of a receiver at any time thereafter without further notice;
PROVIDED ALWAYS and it is hereby expressly declared and agreed that in any case where any such modification of the Statute (or any other modification provided for in this Charge) shall require the sanction of the Court the Chargee shall have the right at its option to waive any modification where it is in favour of the Chargee or to seek the sanction of the Court thereto and should the Chargee fail to obtain the sanction of the Court to any particular modification or should the Chargee elect to waive its rights under any modification then the original provisions of the Statute shall apply without modification.

13.	FURTHER ADVANCES AND CONSOLIDATION

The right contained in Section 81(1) of the Statute to make further advances and to give credit to the Chargor on a current or continuing account and the right contained in Section 82 of the Statute to consolidate charges are expressly reserved to the Chargee.

14.	POWER TO TRANSFER CHARGE

The Chargee may at any time transfer assign or charge the benefit of this Charge and the transferee shall have the benefit of all the covenants by the Chargor and the provisions herein contained and may at any time thereafter exercise all rights and remedies of the Chargee for securing the said sum and interest and every statement of fact contained in such transfer shall as against the Chargor be deemed to be conclusive and binding.

15.	THE GIVING OF TIME

The giving of time to the Chargor or the neglect or forbearance of the Chargee in requiring or enforcing payment of the Principal and interest hereby secured or any other variation of the provisions of this instrument or other dealing between the Chargor and the Chargee shall not in any way prejudice or affect this security or the joint and several covenants of the Chargor hereinbefore contained or the continuing liability of the Chargor by virtue thereof.

16.	RIGHT OF REDEMPTION

This security is a continuing security to the Chargee and shall avail the Chargee in respect of all present and future indebtedness of the Chargor to the Chargee which may arise hereunder and shall continue notwithstanding any payments from time to time made by the Chargor or other settlement of account or other thing whatsoever, but it is hereby agreed that upon performance of all the Chargor’s obligations hereunder and upon payment to the Chargee of all moneys secured or payable hereunder the Chargee will at any time thereafter at the request and costs of the Chargor discharge this Charge.

17.	ORDER OF REALIZING SECURITY

This security shall not be affected by nor affect any other security which the Chargee may now or hereafter hold from the Chargor or any other person and the Chargee shall be at liberty to realize its securities in such order and manner and to apply and appropriate any monies at any time or times paid by or on behalf of the Chargor or resulting from a realization of this or any other security or any part thereof to such account or item of indebtedness and in such sequence, priority and order as the Chargee may in its absolute discretion from time to time determine, any direction from the Chargor to the contrary notwithstanding.

19.	CHARGEE’S EXERCISE OF REMEDIES

The Chargee shall be entitled to exercise its remedies under this Charge concurrently, consecutively or in such order as the Chargee in its discretion may from time to time decide and without exercising or exhausting any one remedy before proceeding with another.

20.	THE WORDS “CHARGOR”, “CHARGEE”, ETC.

The words “Chargor”, “Chargee”, and “Attorney” herein used importing the singular number only shall where the context so requires or admits be deemed also to include the plural number and the words “he”, “his”, “him” and “himself” referring to the Chargor appearing herein importing the masculine gender and singular number shall where the context so requires or admits be deemed to include also the feminine and neuter genders and the plural number and if there be more than one Chargor and Guarantor (if any) covenants and agreements expressed to be made by the Chargor and Guarantor shall be deemed to be made by such persons jointly and severally.

21.	CHARGE AS CONTINUING SECURITY

Intentionally deleted.

22.	TREATMENT OF WOODEN CONSTRUCTION

Where a building on the charged property is, in the opinion of the Chargee or any Quantity Surveyor employed by the Chargee, of lumber or part lumber construction, the Chargor covenants that he will, at his expense, have a pest control agency inspect and, where necessary, eradicate termites in the structure and render written confirmation to the Chargor that the building is termite free, such written confirmation to be rendered once in every 12 months that any bond remains outstanding. Should the chargor omit or otherwise fail to have these inspections made, the Chargee will then have the right to have any such inspections and treatments undertaken and the Chargor hereby covenants that the cost of such inspection and treatment will be payable by the Chargor on demand of the Chargee together with the cost of any surveyor or other professional who the Chargee deems necessary to employ to ascertain the extent of any termite or other wood boring organism infestation and to eradicate the same together with interest on such costs at the rate payable under the principal sum as hereinbefore provided.

23.	DIRECTIONS TO REGISTRAR OF LANDS

AND the Registrar of Lands is hereby requested and directed pursuant to Section 64 (3), 68, 69, 81 and 82 of the said Law:
(a)	to register the Statutory Charge and this schedule in favour of the Chargee; and

(b)	to note on the Register that the Statutory Charge and this schedule:
(i)	contain an agreement by the Chargor with the Chargee that the Chargor may not without the prior written consent of the Chargee lease, charge, let or otherwise part with possession of the charged property;

(ii)	contain an agreement by the Chargor with the Chargee that the Chargor may not sell or transfer the charged property;

(iii)	include provision for the Chargee to make further advances, to tack and to rank in priority to any subsequent charge;

(iv)	give to the Chargee the right to consolidate the Statutory Charge and this schedule with any other charge;

(v)	contain an agreement by the Chargor with the Chargee that the Chargor will not without first obtaining the prior written consent of the Chargee create or purport or attempt to create any charge, encumbrance or mortgage which by virtue of any law or regulation will rank pari passu with or in priority to the Statutory Charge.
24.	CAPTIONS

The captions appearing at the head of each clause and sub-clause of this Schedule to the Charge have been inserted as a matter of convenience and for reference only and shall not define limit or enlarge the scope or meaning of this Schedule or Charge or any provision hereof.

25.	CAYMAN LAW

This Schedule shall be governed and construed solely according to the Laws of the Cayman Islands.

AND FOR BETTER SECURING to the Chargee the payment of the moneys intended to be hereby secured and every part thereof for Principal, interest, costs, expenses or otherwise the Chargor HEREBY CHARGES to the Chargee all his estate and interest and all the estate and interest which he is entitled or able to transfer and dispose of in ALL THAT parcel of land described in Item Five (5) of the Schedule “B” hereto.

SIGNED by the Chargors in the	)	CAYMAN WATER COMPANY LIMITED
presence of	)
)
	)	Frederick W. McTaggart
)
)
Donald Miller Witness	) ) ) )	Greg McTaggart

SIGNED for and on behalf of Chargee in the presence of	)
	)	DEXTRA BANK & TRUST CO. LTD.

)
	)	Alex Wood
)
)
Donald Miller Witness	) ) ) )	Alitsia Finlayson

SCHEDULE “B”

1.	DATE BONDS REPAYABLE:	On demand upon occurrence of an event of default.

2.	PRINCIPAL SUM:	US$15,771,997.00

3.	INTEREST RATE:	Payable in accordance with a Trust Deed made between the Chargee and Consolidated Water Co. Ltd.

4.	AMOUNT OF MONTHLY PAYMENT OF PRINCIPAL AND INTEREST:	Payable in accordance with the terms of a Trust Deed made between the Chargee and Consolidated Water Co. Ltd.

5.	THE CHARGED PREMISES:	WEST BAY BEACH NORTH BLOCK 11D PARCEL 40